INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAX EXPENSE
22.	INCOME TAX EXPENSE

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains.

British Virgin Islands (BVI)

Pursuant to the rules and regulations of the British Virgin Islands, the Group is not subject to any income tax in the British Virgin Islands.

Hong Kong

No provision for Hong Kong Profits Tax has been made for the subsidiary located in Hong Kong as the subsidiary has not derived any income subject to Hong Kong Profits Tax during the years.

Peoples Republic of China (PRC)

According to the PRC Corporate Income Tax (“CIT”) Law that was effective from January 1, 2008, the Group’s PRC subsidiaries are subject to PRC income tax at the statutory tax rate of 25%, unless otherwise specified.

Shenzhen Taotaojin Internet Financial Services Company Limited (“Taotaojin”) was granted the “qualified software enterprise” status in 2015 and was entitled to a 50 percent reduction of the income tax rate for the years ended December 31, 2017 to 2019. Taotaojin was disposed by the Group in September 2017.

The effect of tax holiday to income tax expense is RMB38 million, RMB4 million and nil million in 2016, 2017 and 2018, respectively. Basic earnings per ordinary share effect of the Group’s tax holiday for the year ended December 31, 2016, 2017 and 2018 was RMB0.031, RMB0.003 and nil, respectively. Diluted earnings per ordinary share effect of the Group’s tax holiday for the year ended December 31, 2016, 2017 and 2018 was RMB0.031, RMB0.003 and nil, respectively.

Income tax expense, all of which relates to the PRC, consists of the following for the years ended December 31:

	Years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB

Current tax expense	86,073,560	333,883,691	401,913,951
Deferred tax benefit	(33,470,137)	(57,888,823)	(105,085,476)

Total income tax expense	52,603,423	275,994,868	296,828,475

The principal components of the deferred tax assets and liabilities are as follows:

	Years ended December 31,
	2017	2018
	RMB	RMB
Deferred tax assets:
Allowance for loans principal	105,191,243	205,058,644
Allowance for interest and financing fee receivables	5,473,550	11,281,778
Allowance for available-for-sale investments	-	-
Net operating loss carry-forwards	12,610,881	5,743,768
Other deferred tax assets	1,865,154	1,275,001

Subtotal of deferred tax assets	125,140,828	223,359,191

Valuation allowance	(12,610,881)	(5,743,768)

Total deferred tax assets	112,529,947	217,615,423

Deferred tax liabilities:
Intangible assets	(742,500)	(742,500)
Available-for-sale investments	(34,471)	(563,040)

Total deferred tax liabilities	(776,971)	(1,305,540)

Movement of valuation allowance:

	2017	2018
	RMB	RMB

At the beginning of year	21,743,157	12,610,881
Current year additions	8,512,244	1,572,672
Current year reversals	(2,433,708)	(8,391,178)
Current year charge-offs	(25,800)	(48,607)
Current year disposal	(15,185,012)	-

At the end of year	12,610,881	5,743,768

In assessing the recoverability of its deferred tax assets, management considers whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believes that it is more likely than not that the Group will realize the benefits of its deferred tax assets as of December 31, 2016, 2017 and 2018.

Valuation allowance have been provided on deferred tax asset due to the uncertainty surrounding their realization. As of December 31, 2016, 2017 and 2018, the valuation allowance on deferred tax assets mainly arising from tax loss carry-forwards were provided because it was more likely than not that the Group will not be able to utilize tax loss carry-forwards and certain deductible expenses generated by certain unprofitable subsidiaries.

The Company operates through its subsidiaries and VIEs. The valuation allowance is considered on an individual entity basis. As of December 31, 2018, the Company had net operating loss carry-forwards of RMB22,975,070 from its subsidiaries registered in the PRC, which can be carried forward to offset future taxable income. The Company had deferred tax assets related to net operating loss carry-forwards of RMB5,743,768. Net operating losses of RMB16,684,382 will expire in year in 2022, and in 2023, about RMB6,290,688 will expire, if not utilized. The Company assessed the available evidence to estimate if sufficient future taxable income would be generated to use the existing deferred tax assets.

Management intends to indefinitely reinvest the undistributed earnings of the subsidiaries located in the PRC. The cumulative amount of the temporary difference in respect of investments in PRC subsidiaries is RMB2,163,633,590 as of December 31, 2018. Upon repatriation of the subsidiaries’ and the VIE’s earnings, in the form of dividends or otherwise, the Group would be subject to 10% PRC withholding income tax when making distribution to foreign parent companies. However, the Group was not subject to withholding income tax in 2018 because the Group did not make any distribution to foreign parent companies. The related unrecognized deferred tax liabilities were approximately RMB216,363,359.

The income before income tax is as follows:

	Years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB

Non-PRC entities	(564,877)	(8,903,856)	79,256
PRC entities	288,610,139	817,571,481	1,157,657,930

Total	288,045,262	808,667,625	1,157,737,186

The reconciliation of the PRC statutory income tax rate of 25% to the effective income tax rate is as follows:

	Years ended December 31,
	2016	2017	2018

PRC statutory income tax rate	25.00%	25.00%	25.00%
(Decrease)/Increase in effective income tax rate resulting from:

Effect of tax holiday	(13.16)%	(0.51)%	0.00%
Effect of tax-free income	(8.10)%	(4.00)%	(0.03)%
Effect of disposal of subsidiaries	0.00%	6.53%	0.00%
Effect of Non-deductible share option expense	0.00%	5.65%	0.86%
Effect of zero tax rate in foreign countries	(0.02)%	0.27%	(0.00)%
Effect of transfer pricing	6.88%	0.32%	0.00%
Changes in valuation allowance	5.73%	0.75%	(0.59)%
Others	1.93%	0.11%	0.42%

Effective income tax rate	18.26%	34.12%	25.66%

The Group’s only major jurisdiction is China where tax returns generally remain open and subject to examination by tax authorities for tax years 1999 onwards.

The Group did not have any significant unrecognized tax benefits, and no interest and penalty expenses were recorded for the years ended December 31, 2016, 2017 and 2018.